Lincoln Variable Insurance Products Trust

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

Supplement Dated August 8, 2019

to the Statement of Additional Information dated May 1, 2019

This Supplement updates certain information in the Statement of Additional Information (“SAI”) for the funds listed above (the “Funds”). You may obtain copies of the Funds’ SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

At a meeting of the Board of Trustees (the “Board”) of the Lincoln Variable Insurance Products Trust (the “Trust”) held on December 4, 2018 (the “Meeting”), the Board approved an amendment to the sub-advisory agreement between Lincoln Investment Advisors Corporation, the Funds’ investment adviser, and Delaware Investments Fund Advisers (the “DIFA”), the Funds’ subadviser, permitting DIFA to engage sub-sub-advisers to provide certain sub-advisory services to the Funds. In addition, the Board approved separate sub-sub-advisory agreements at the Meeting between DIFA and Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Funds Management Hong Kong Limited, and Macquarie Investment Management Austria Kapitalanlage (together the “Sub-Sub-Advisers”), each dated April 30, 2019. DIFA will continue to serve as sub-adviser to the Funds; the Sub-Sub-Advisers may provide services to the Funds as and to the extent DIFA delegates its sub-advisory services to them from time to time. The Sub-Sub-Advisers have not begun providing services to the Funds. Each of the Sub-Sub-Advisers is an affiliate of DIFA. Shareholders of the Funds will receive a Joint Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about the Sub-Sub-Advisers.

Effective immediately, the information related to Delaware Investments Fund Advisers on page 71 of the SAI is deleted in its entirety and replaced with the following:

Delaware Investments Fund Advisers (“DIFA”) is a series of Macquarie Investment Management Business Trust, which is a subsidiary of Macquarie Management Holdings, Inc. (MMHI). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited. Macquarie is a Sydney, Australia headquartered global provider of banking, financial, advisory, investment and funds management services (Macquarie). Macquarie Investment Management is the marketing name for MMHI and its subsidiaries. Pursuant to an amended sub-advisory agreement between LIAC and DIFA, DIFA may utilize sub-sub-advisers, as applicable, to provide certain sub-advisory services to the Funds it subadvises. Those sub-sub-advisers, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Funds Management Hong Kong Limited, and Macquarie Investment Management Austria Kapitalanlage, are affiliates of DIFA.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE